SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2002

SEARS, ROEBUCK AND CO.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)
1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road, Hoffman Estates, Illinois (Address of principal executive offices)	60179 (Zip Code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

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Item 5.	Other Events.

On July 18, 2002 the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

The Exhibit Index on page E-1 is incorporated herein by reference.

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.

By: /s/ Thomas E. Bergmann
Thomas E. Bergmann Vice President and Controller

Date: July 18, 2002

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EXHIBIT INDEX

Exhibit No.
99	Press release dated July 18, 2002.

E-1